UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 9, 2008

HALCYON JETS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-137920	20-3547389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

336 West 37th Street, Suite 800 New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 616-5387

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 9, 2008, the Board of Directors of the registrant appointed Gregory N. Giannone, CPA as a member of the Board of Directors to serve until the next annual meeting of the stockholders of the registrant or until his successors duly elected and qualified. Mr. Giannone has also been appointed to the audit committee of the Board of Directors and will serve as the chair of that committee.  There is no arrangement or understanding between Mr. Giannone and any other person pursuant to which Mr. Giannone was selected as a Director.  Mr. Giannone currently does not own, directly or indirectly, any shares of the common stock of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2008	HALCYON JETS HOLDINGS, INC.
	By:	/s/ Gregory D. Cohen
Gregory D. Cohen Chief Executive Officer